--------------------------------------------------------------------------------
           THE BLACKROCK NEW YORK INSURED MUNICIPAL 2008 TERMTRUSTINC.
                          ANNUAL REPORT TO SHAREHOLDERS
                          REPORT OF INVESTMENT ADVISOR
--------------------------------------------------------------------------------

                                                                January 31, 2000

Dear Shareholder:

      After easing monetary policy three times during the fourth quarter of 1998, the Federal Reserve reversed its trend by raising the Fed funds target rate 75 basis points (to 5.50%) over the course of 1999 in response to robust GDP, low unemployment and rising equity prices. U.S. Treasury yields rose significantly during the past twelve months, with the yield of the 30-year Treasury rising above 6.00% for the first time since May 1998.

      Despite the rise in Treasury yields, continued strong economic growth may spur the Federal Reserve to proactively fight perceived inflation through continued monetary policy tightening in 2000. Until the inflation picture becomes clearer, we expect interest rates to remain largely range-bound. Accordingly, we will continue to seek the most attractive relative value opportunities and utilize our proprietary risk management systems to help the Trust to achieve its investment objectives.

      This report contains a summary of market conditions during the annual period and a review of portfolio strategy by your Trust's managers in addition to the Trust's audited financial statements and a detailed portfolio list of the Trust's holdings. Continued thanks for your confidence in BlackRock. We appreciate the opportunity to help you achieve your long-term investment goals.

Sincerely,



/s/ LAURENCE D. FINK                                   /s/ RALPH L. SCHLOSSTEIN
--------------------                                   ------------------------
Laurence D. Fink                                           Ralph L. Schlosstein
Chairman                                                     President

                                                                January 31, 2000


Dear Shareholder:

      We are pleased to present the annual report for The BlackRock New York Insured Municipal 2008 Term Trust Inc. (the "Trust") for the year ended December 31, 1999. We would like to take this opportunity to review the Trust's stock price and net asset value (NAV) performance, summarize developments in the fixed income markets and discuss recent portfolio management activity.

      The Trust is a non-diversified closed-end bond fund whose shares are traded on the New York Stock Exchange under the symbol "BLN." The Trust's investment objective is to manage a portfolio of municipal debt securities that will return $15 per share (an amount equal to the Trust's initial public offering price) to investors on or about December 31, 2008, while providing current income exempt from regular federal and New York State and City income tax. The Trust seeks to achieve this objective by investing in high credit quality ("AAA" or insured to "AAA") New York tax-exempt general obligation and revenue bonds issued by city, county and state municipalities.

      The table below summarizes the changes in the Trust's stock price and NAV over the past year:
                        --------------------------------------------------------
                        12/31/99   12/31/98      CHANGE      HIGH        LOW
--------------------------------------------------------------------------------
STOCK PRICE             $14.6875    $16.6875   (11.99)%     $16.6875    $14.125
--------------------------------------------------------------------------------
NET ASSET VALUE (NAV)   $15.63      $16.74      (6.63)%     $16.94      $15.63
--------------------------------------------------------------------------------

THE FIXED INCOME MARKETS

      The U.S. economy sustained its growth during the past twelve months, as U.S. exports and manufacturing continued to rebound. Additionally, consumer strength remains an important contributor to economic growth as low unemployment and rising incomes fuel domestic demand. After lowering interest rates three times in the second half of 1998, and despite inflation concerns as measured by CPI and PPI remaining relatively benign, the Federal Reserve (the "Fed") adopted a tightening bias and raised its target for the Federal funds rate from 4.75% to 5.50% between June and November 1999. In a statement accompanying the latest tightening on November 16, it was indicated that the Fed believes that growth "continues in excess of the economy's growth potential"; nevertheless, the Fed reversed their tightening stance by adopting a neutral bias.

      U.S. Treasury yields rose dramatically during 1999, with the yield of the 30-year Treasury increasing by 139 basis points to close the year at 6.48%. Bond prices, which move inversely to their yields, were punished by the constant threat of inflation in response to the strong economic data and the market's uncertainty over the Fed's policy throughout the year. Recently, a weaker dollar, higher commodity prices and strong gains in the U.S. and European equity markets have depressed overall demand for fixed income securities.

      Municipals underperformed the taxable market during the year, posting a pre-tax -2.07% total return as measured by THE LEHMAN MUNICIPAL BOND INDEX VERSUS THE LEHMAN AGGREGATE'S -0.83%. As interest rates rose to their highest level in four years during the third quarter of 1999, retail demand for municipal securities increased dramatically. This rise in municipal interest rates is directly related to the increase of alternative taxable investment spreads over Treasuries. Currently municipals are substantially cheaper than their long-term average valuations as compared to Treasuries. Unlike the taxable market, which witnessed a surge of supply by issuers trying to avoid potential year-end market dislocations due to Y2K, the volume of new municipal issuance is down significantly from 1998's pace, creating a positive technical environment. We believe that the current market environment offers some of the most attractive investment opportunities in municipals in the last few years.

      New York State's Standard & Poor's rating was upgraded from A to A+ in recognition of the more prudent fiscal management, which has resulted in an improved financial position, and the State's broad and diverse economic base, substantial wealth and resources. The State's economic rebound continues, with private sector employment reaching an all time high, surpassing the record level attained in June 1989. Employment growth was particularly strong in the service sector with year-over-year gains in each component industry. The October 1999 unemployment rate was 5.2%, down from 5.4% in October 1998, but still higher than the national level of 4.2%. Fiscally, the State is in a better position than it has been in many years which is confirmed by the General Fund operating surplus of $1.1 billion for fiscal 1999. However, some concerns remain on the horizon. A growing debt burden, tax reductions that require offsetting expenditure cuts, the dependence on the financial services sector, and a failure to build up a rainy day fund during the economic expansion are factors that could impact the State's finances if the economy turns downward.

      Like the State, New York City has made substantial strides. The City's economy is projected to continue to expand, and private sector employment grew 2.5% through October 1999; as of February 1999, the City had recovered all of the employment lost in the 1989-1992 recession. Personal income tax collections were up 15.9% for the third quarter of 1999 reflecting the continued strength in the financial services industry. New York City's fiscal 1999 surplus is reported to be $2.5 billion, surpassing last year's record $2.1 billion, and includes a budget stabilization fund.


THE TRUST'S PORTFOLIO AND INVESTMENT STRATEGY
      The Trust's portfolio is managed to diversify exposure to various sectors, issuers, revenue sources and security types. BlackRock's investment strategy emphasizes a relative value approach, which allows the Trust to capitalize upon changing market conditions by rotating municipal sectors and coupons. Additionally, the Trust emphasizes securities whose maturity dates match the termination date of the Trust.

      Over the year, trading activity in the Trust remained relatively low, as many of the securities in the Trust's portfolio continued to trade at prices above where they were purchased. As trading activity that results in the Trust realizing a capital gain could require a taxable distribution, we continue to believe that waiting to restructure the portfolio in a higher interest rate environment is the most prudent portfolio management strategy. At present, we are confident that the Trust is on schedule to achieve its primary investment objective of returning $15 per share upon termination and will continue to seek investment opportunities in the municipal market.

      Additionally, the Trust employs leverage to enhance its income by borrowing at short-term municipal rates and investing the proceeds in longer maturity issues that have higher yields. The degree to which the Trust can benefit from its use of leverage may affect its ability to pay high monthly income.

      The following charts compare the Trust's current and December 31, 1998 asset composition:

--------------------------------------------------------------------------------
         THE BLACKROCK NEW YORK INSURED MUNICIPAL 2008 TERM TRUST INC.
--------------------------------------------------------------------------------
    SECTOR                                  DECEMBER 31, 1999  DECEMBER 31, 1998
--------------------------------------------------------------------------------
    Transportation                                  28%               28%
--------------------------------------------------------------------------------
    County, City & State                            19%               19%
--------------------------------------------------------------------------------
    Water & Sewer                                   14%               14%
--------------------------------------------------------------------------------
    University                                      11%               12%
--------------------------------------------------------------------------------
    Hospital                                        10%               10%
--------------------------------------------------------------------------------
    Lease Revenue                                    6%                6%
--------------------------------------------------------------------------------
    Housing                                          5%                4%
--------------------------------------------------------------------------------
    Tax Revenue                                      4%                4%
--------------------------------------------------------------------------------
    Special District                                 2%                2%
--------------------------------------------------------------------------------
    Other                                            1%                1%
--------------------------------------------------------------------------------

      As a result of an internal reorganization, effective January 1, 2000, BlackRock Advisors, Inc. has replaced BlackRock Financial Management, Inc., a wholly-owned subsidiary of BlackRock Advisors, Inc. as the Advisor of the Trust. The investment management and other personnel responsible for providing services to the Trust did not change as a result of the reorganization. We look forward to managing the Trust to benefit from the opportunities available in the fixed income markets and to meet its investment objectives. We thank you for your investment in the BlackRock New York Insured Municipal 2008 Term Trust Inc. Please feel free to contact our marketing center at (800) 227-7BFM (7236) if you have specific questions which were not addressed in this report.

Sincerely,




/s/ ROBERT S. KAPITO                     /s/ KEVIN M. KLINGERT
--------------------                     ---------------------
Robert S. Kapito                        Kevin M. Klingert
Vice Chairman and Portfolio Manager     Managing Director and Portfolio Manager
BlackRock Advisors, Inc.                BlackRock Advisors, Inc.

--------------------------------------------------------------------------------
          THE BLACKROCK NEW YORK INSURED MUNICIPAL 2008 TERM TRUST INC.
--------------------------------------------------------------------------------
   Symbol on New York Stock Exchange:                                BLN
--------------------------------------------------------------------------------
   Initial Offering Date:                                    September 18, 1992
--------------------------------------------------------------------------------
   Closing Stock Price as of 12/31/99:                            $14.6875
--------------------------------------------------------------------------------
   Net Asset Value as of 12/31/99:                                $15.63
--------------------------------------------------------------------------------
   Yield on Closing Stock Price as of 12/31/99 ($14.6875)(1):       5.82%
--------------------------------------------------------------------------------
   Current Monthly Distribution per Common Share:(2)               $0.07125
--------------------------------------------------------------------------------
   Current Annualized Distribution per Common Share:(2)            $0.855
--------------------------------------------------------------------------------


------------------
(1) Yield on Closing Stock Price is calculated by dividing the current annualized distribution per share by the closing stock price per share.
(2) Distribution is not constant and is subject to change.

--------------------------------------------------------------------------------
THE BLACKROCK NEW YORK INSURED MUNICIPAL 2008 TERM TRUST INC.
PORTFOLIO OF INVESTMENTS DECEMBER 31, 1999
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
              PRINCIPAL                                                                       OPTION CALL
   RATING*     AMOUNT                                                                         PROVISIONS+                  VALUE
 (UNAUDITED)    (000)                                        DESCRIPTION                      (UNAUDITED)                 (NOTE 1)
------------------------------------------------------------------------------------------------------------------------------------
                     LONG-TERM INVESTMENTS--145.7%
                     NEW YORK--142.7%
   AAA   $ 1,075++   Babylon, G.O., Ser. A, 5.875%, 1/15/04, AMBAC .......................         N/A                  $ 1,135,017
   AAA       785     Erie Cnty., Ser. B, 5.70%, 5/15/08, MBIA ............................     5/04 @ 102                   812,294
                     Met. Trans. Auth. Rev., MBIA, .......................................
   AAA     2,500        Commuter Fac., Ser. A, 6.10%, 7/01/08 ............................    No Opt. Call                2,656,750
   AAA    26,075        Ser. K, 6.00%, 7/01/08 ...........................................    No Opt. Call               27,532,592
                     Mt. Sinai Union Free Sch. Dist. Rev., AMBAC, ........................
   AAA       935        6.00%, 2/15/08 ...................................................    No Opt. Call                  990,380
   AAA       930        6.10%, 2/15/09 ...................................................    No Opt. Call                  992,385
   AAA     1,075        6.10%, 2/15/10                                                        No Opt. Call                1,144,563
   AAA    10,500++   Mun. Asst. Corp., City of New York, Ser. A, 6.00%, 7/01/01, FGIC ....         N/A                   10,728,900
   AAA     2,060++   Nassau Cnty. G.O., Ser. N, 6.125%, 10/15/02, AMBAC ..................         N/A                    2,189,721
                     New York City, G.O.,
   AAA     6,275++      Ser. B, 6.25%, 10/01/02, FSA .....................................         N/A                    6,609,520
   AAA     3,725        Ser. B, 6.25%, 10/01/08, FSA .....................................    10/02 @ 101.5               3,898,101
   AAA       940++      Ser. C, 6.00%, 8/01/02, AMBAC ....................................         N/A                      982,450
   AAA     4,560        Ser. C, 6.00%, 8/01/09, AMBAC ....................................    8/02 @ 101.5                4,709,842
   AAA     4,170++      Ser. C-1, 6.25%, 8/01/02, FSA ....................................         N/A                    4,388,508
   AAA        45        Ser. C-1, 6.25%, 8/01/10, FSA ....................................    8/02 @ 101.5                   46,824
   AAA     4,950++      Ser. C-1, 6.375%, 8/01/02, MBIA ..................................         N/A                    5,224,230
   AAA        50        Ser. C-1, 6.375%, 8/01/08, MBIA ..................................    8/02 @ 101.5                   52,385
   AAA       170++      Ser. D, 5.75%, 8/15/03, MBIA .....................................         N/A                      177,896
   AAA     2,830        Ser. D, 5.75%, 8/15/07, MBIA .....................................    8/03 @ 101.5                2,922,032
   AAA     6,895        Ser. E, 6.20%, 8/01/08, MBIA .....................................    No Opt. Call                7,367,928
                     New York City Hlth. & Hosp. Corp. Rev.,
   AAA     6,000++      5.60%, 2/15/03, CONNIE LEE .......................................         N/A                    6,254,580
   AAA     2,750++      Ser. A, 6.00%, 2/15/03, CAPMAC ...................................         N/A                    2,869,075
                     New York City Mun. Wtr. Fin. Auth. Rev., Wtr. & Swr. Sys., Ser. A,
   AAA    11,500        Zero Coupon, 6/15/09, MBIA .......................................    No Opt. Call                6,957,385
   AAA     2,000        5.50%, 6/15/11, AMBAC ............................................    6/02 @ 101.5                2,032,060
   AAA     1,710        6.00%, 6/15/08, FGIC .............................................    No Opt. Call                1,805,127
   AAA    11,560        6.15%, 6/15/07, FGIC .............................................    6/02 @ 101.5               12,056,271
                     New York St., G.O., AMBAC,
   AAA     1,000        5.50%, 6/15/09 ...................................................     6/03 @ 102                 1,015,150
   AAA     4,030++      6.75%, 8/01/01 ...................................................         N/A                    4,243,026
                     New York St. Dorm. Auth. Rev.,
   AAA     3,150++      City Univ., 6.125%, 7/01/04, AMBAC ...............................         N/A                    3,368,988
   AAA     5,375        New York Univ., 6.25%, 7/01/09, FGIC .............................     7/01 @ 102                 5,575,595
   AAA     1,600        St. Univ. Ed. Fac., 5.50%, 5/15/07, FGIC .........................    No Opt. Call                1,641,696
   AAA     2,500        St. Univ. Ed. Fac., Ser. A, 5.50%, 5/15/08, AMBAC ................    No Opt. Call                2,553,825
   AAA     6,000        St. Univ. Ed. Fac., Ser. A, 5.50%, 5/15/08, CONNIE LEE ...........    No Opt. Call                6,129,180
   AAA     5,000        St. Univ. Ed. Fac., Ser. A, 5.50%, 5/15/08, FGIC .................    No Opt. Call                5,107,650
   AAA     5,000        St. Univ. Ed. Fac., Ser. A, 5.50%, 5/15/09, AMBAC ................    No Opt. Call                5,092,300
   AAA     1,800        Union Coll., 5.75%, 7/01/10, FGIC ................................      7/02 @ 102                1,832,598
   AAA       500        W K Nursing Home, 5.65%, 8/01/09, FHA ............................     8/06 @ 102                   501,710
   AAA     5,000     New York St. Environ. Fac. Corp., P.C.R., Ser. D, 6.60%, 5/15/08 ....     11/04 @ 102                5,427,050
                     New York St. Hsg. Fin. Agcy. Rev.,
   AAA     1,985        Hsg. Proj. Mtge., Ser. A, 5.80%, 5/01/09, FSA ....................     5/06 @ 102                 2,036,551
   AAA     4,910        Hsg. Proj. Mtge., Ser. A, 5.80%, 11/01/09, FSA ...................     5/06 @ 102                 5,017,627
   AAA     4,565        Multifamily Mtge. Hsg., Ser. C, 6.30%, 8/15/08, FHA ..............     8/02 @ 102                 4,763,395
                     New York St. Med. Care Fac. Fin. Agcy. Rev.,
   AAA     3,000        Mental Hlth. Fac., 5.25%, 8/15/07, FGIC ..........................     2/04 @ 102                 3,019,440
   AAA     5,650++      Mental Hlth. Svcs. Impvt., Ser. D, 6.00%, 8/15/02, AMBAC .........         N/A                    5,939,675
   AAA       540        Mental Hlth. Svcs. Impvt., Ser. D, 6.00%, 8/15/08, AMBAC .........     8/02 @ 102                   561,060
   AAA     5,000++      New York Hosp., Ser. A, 6.50%, 2/15/05, AMBAC ....................         N/A                    5,438,000

                       See Notes to Financial Statements.


------------------------------------------------------------------------------------------------------------------------------------
              PRINCIPAL                                                                       OPTION CALL
   RATING*     AMOUNT                                                                         PROVISIONS+                  VALUE
 (UNAUDITED)    (000)                                        DESCRIPTION                      (UNAUDITED)                 (NOTE 1)
------------------------------------------------------------------------------------------------------------------------------------
   AAA     $ 250     New York St. Pwr. Auth. Rev., Ser. CC, 5.125%, 1/01/11, MBIA ........         ETM                    $ 245,778
                     New York St. Thruway Auth. Rev.,
   AAA     5,000++      Hwy. & Brdg. Trust Fund, Ser. A, 5.625%, 4/01/04, AMBAC ..........         N/A                    5,239,850
   AAA     1,000++      Hwy. & Brdg. Trust Fund, Ser. B, 6.00%, 4/01/04, FGIC ............         N/A                    1,062,200
   AAA    10,060++      Ser. A, 5.875%, 1/01/02, FGIC ....................................         N/A                   10,480,910
   AAA     6,940++      Service Contract, 5.75%, 4/01/04, MBIA ...........................         N/A                    7,305,877
                     New York St. Urban Dev. Corp. Rev., Correctional Fac.,
   AAA     1,750        5.625%, 1/01/07, AMBAC ...........................................     1/03 @ 102                 1,791,685
   AAA     1,460        5.625%, 1/01/07, FSA .............................................     1/03 @ 102                 1,494,777
   AAA     2,000        Ser. A, 5.50%, 1/01/09, AMBAC ....................................    No Opt. Call                2,035,820
   AAA     2,055     Port Auth. of New York & New Jersey, Seventy-Second Ser.,
                        7.40%, 10/01/12, AMBAC ...........................................    10/02 @ 101                 2,218,331
                     Suffolk Cnty. G.O., FGIC,
   AAA       620        Ser. B, 6.00%, 5/01/07 ...........................................     5/02 @ 102                   646,524
   AAA       615        Ser. B, 6.05%, 5/01/08 ...........................................     5/02 @ 102                   640,873
   AAA       465        Ser. C, 6.00%, 6/15/07 ...........................................     6/02 @ 102                   488,887
   AAA       430        Ser. C, 6.05%, 6/15/08 ...........................................     6/02 @ 102                   451,642
   AAA     5,000     Suffolk Cnty. Ind. Dev. Agcy. Rev., Southwest, 6.00%, 2/01/08, FGIC      No Opt. Call                5,267,950
                     Suffolk Cnty. Wtr. Auth. Rev., Ser. C, AMBAC
   AAA     1,285++      5.75%, 6/01/02 ...................................................         N/A                    1,340,666
   AAA     1,675        5.75%, 6/01/08 ...................................................     6/02 @ 102                 1,724,614
                     Triborough Brdg. & Tunl. Auth. Rev.,
   AAA     6,470++      6.20%, 1/01/02, FGIC                                                       N/A                    6,750,733
   AAA     1,640        6.20%, 1/01/08, FGIC .............................................    1/02 @ 101.5                1,700,369
   AAA     5,185++      6.25%, 1/01/02, AMBAC ............................................         N/A                    5,414,851
   AAA     1,315        6.25%, 1/01/12, AMBAC ............................................    1/02 @ 101.5                1,369,717
   AAA     7,500        Ser. X, 6.00%, 1/01/07, AMBAC ....................................    No Opt. Call                7,668,750
                                                                                                                        -----------
                                                                                                                        251,142,136
                                                                                                                        -----------
                     PUERTO RICO--3.0%
   AAA     5,000     Puerto Rico Comnwlth. Pub. Impvt., G.O. Ser. A, 6.25%, 7/01/10, FSA .    7/02 @ 101.5                5,219,200
                                                                                                                        -----------

                     TOTAL LONG-TERM INVESTMENTS (COST $242,478,128) .....................                              256,361,336
                                                                                                                        -----------

                     SHORT-TERM INVESTMENT**--0.6%
  A-1+     1,050     New York City Mun. Wtr. Fin. Auth. Rev., Ser. G, 4.50%, 1/03/00, FRDD
                       (cost $1,050,000) .................................................          N/A                   1,050,000
                                                                                                                        -----------

                     TOTAL INVESTMENTS--146.3% (COST $243,528,128) .......................                              257,411,336
                     Other assets in excess of liabilities-- 2.3% ........................                                4,049,941
                     Liquidation value of preferred stock-- (48.6)% ......................                              (85,500,000)
                                                                                                                        -----------

                     NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS-- 100% .................                             $175,961,277
                                                                                                                       ============

----------
 * Using the higher of Standard & Poor's or Moody's rating.
** For purposes of amortized cost valuation, the maturity date of this instrument is considered to be the earlier of the next date on which the security can be redeemed at par, or the next date on which the rate of interest is adjusted.
 + Option call provisions: date (month/year) and price of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.
++ This bond is prerefunded. See glossary for definition.


-------------------------------------------------------------------------------------------------------------
         THE FOLLOWING ABBREVIATIONS ARE USED IN PORTFOLIO DESCRIPTIONS:
       AMBAC-- American Municipal Bond Assurance Corporation          FRDD-- Floating Rate Daily Demand**
      CAPMAC-- Capital Markets Assurance Company                       FSA-- Financial Security Assurance
  CONNIE LEE-- College Construction Loan Insurance Association        G.O.-- General Obligation
        ETM -- Escrowed to Maturity                                   MBIA-- Municipal Bond Insurance Association
        FGIC-- Financial Guaranty Insurance Company                 P.C.R.-- Pollution Control Revenue
        FHA -- Federal Housing Administration
-------------------------------------------------------------------------------------------------------------

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
THE BLACKROCK NEW YORK INSURED
MUNICIPAL 2008 TERM TRUST INC.
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1999
--------------------------------------------------------------------------------
ASSETS
Investments, at value (cost $243,528,128)
  (Note 1) ...............................  $257,411,336
Cash .....................................       112,757
Interest receivable ......................     5,099,436
Other assets .............................         4,917
                                            ------------
                                             262,628,446
                                            ------------
 LIABILITIES
Dividends payable--common stock ..........       802,068
Dividends payable--preferred stock .......       132,654
Investment advisory fee payable (Note 2) .        66,446
Administration fee payable (Note 2) ......        18,984
Other accrued expenses ...................       147,017
                                            ------------
                                               1,167,169
                                            ------------
NET INVESTMENT ASSETS ....................  $261,461,277
                                            ============
Net investment assets were comprised of:
  Common stock:
    Par value (Note 4) ...................  $    112,571
    Paid-in capital in excess of par .....   156,370,732
  Preferred stock (Note 4) ...............    85,500,000
                                            ------------
                                             241,983,303
  Undistributed net investment income ....     5,643,709
  Accumulated net realized loss ..........       (48,943)
  Net unrealized appreciation ............    13,883,208
                                            ------------
  Net investment assets, December 31, 1999  $261,461,277
                                            ============
  Net assets applicable to common
      shareholders .......................  $175,961,277
                                            ============
Net asset value per common share:
  ($175,961,277 O 11,257,093 shares of
  common stock issued and outstanding) ...        $15.63
                                                  ======


--------------------------------------------------------------------------------
THE BLACKROCK NEW YORK INSURED
MUNICIPAL 2008 TERM TRUST INC.
STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 1999
--------------------------------------------------------------------------------

NET INVESTMENT INCOME
Income
  Interest and discount earned ............  $14,869,791
                                            ------------
Expenses
  Investment advisory .....................      940,138
  Administration ..........................      268,611
  Auction agent ...........................      234,000
  Custodian ...............................       89,000
  Reports to shareholders. ................       51,500
  Directors ...............................       46,500
  Independent accountants .................       35,000
  Registration ............................       24,500
  Transfer agent ..........................       22,500
  Legal ...................................       22,500
  Miscellaneous ...........................       80,279
                                            ------------
    Total expenses ........................    1,814,528
                                            ------------
Net investment income .....................   13,055,263
                                            ------------

UNREALIZED LOSS ON
INVESTMENTS
Net change in unrealized appreciation on
  investments ............................. (13,260,790)
                                            ------------
NET DECREASE IN NET INVESTMENT
ASSETS RESULTING FROM OPERATIONS             $ (205,527)
                                            ============

See Notes to Financial Statements.

--------------------------------------------------------------------------------
THE BLACKROCK NEW YORK INSURED MUNICIPAL 2008 TERM TRUST INC.
STATEMENTS OF CHANGES IN NET INVESTMENT ASSETS
--------------------------------------------------------------------------------

                                                                                         YEAR ENDED DECEMBER 31,
                                                                                        1999                1998
                                                                                    -------------       ------------
INCREASE (DECREASE) IN NET INVESTMENT ASSETS

OPERATIONS:
  Net investment income ........................................................  $  13,055,263       $   13,113,651
  Net change in unrealized appreciation on investments .........................    (13,260,790)           1,661,651
                                                                                  -------------        -------------

  Net increase (decrease) in net investment assets resulting from operations ...       (205,527)          14,775,302
                                                                                  -------------        -------------
DIVIDENDS:
  To common shareholders from net investment income ............................     (9,624,564)          (9,624,574)
  To preferred shareholders from net investment income .........................     (2,602,523)          (2,822,971)
                                                                                  -------------        -------------

  Total dividends ..............................................................    (12,227,087)         (12,447,545)
                                                                                  -------------        -------------

       Total increase (decrease) ...............................................    (12,432,614)           2,327,757
NET INVESTMENT ASSETS

Beginning of year ..............................................................    273,893,891          271,566,134
                                                                                  -------------        -------------
End of year (including undistributed net investment income
  of $5,643,709 and $4,815,533, respectively) ..................................  $ 261,461,277        $ 273,893,891
                                                                                  =============        =============


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
THE BLACKROCK NEW YORK INSURED MUNICIPAL 2008 TERM TRUST INC.
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                              YEAR ENDED DECEMBER 31,
                                                          --------------------------------------------------------------
                                                             1999         1998          1997        1996         1995
                                                          ---------    ---------    ---------    ---------    ---------
PER COMMON SHARE OPERATING PERFORMANCE:
Net asset value, beginning of the year .................  $   16.74    $   16.53    $   15.76    $   16.11    $   13.77
                                                          ---------    ---------    ---------    ---------    ---------
Net investment income ..................................       1.16         1.16         1.16         1.15         1.15
Net realized and unrealized gain (loss) on
investments ............................................      (1.18)         .15          .73         (.33)        2.33
                                                          ---------    ---------    ---------    ---------    ---------
Net increase (decrease) from investment operations .....       (.02)        1.31         1.89          .82         3.48
                                                          ---------    ---------    ---------    ---------    ---------
Dividends and distributions:
  Dividends from net investment income to:
    Common shareholders ................................       (.86)        (.85)        (.86)        (.85)        (.85)

    Preferred shareholders .............................       (.23)        (.25)        (.26)        (.25)        (.29)

  Distributions from net realized gain on investments to:
    Common shareholders ................................         --           --           **         (.05)          --
    Preferred shareholders .............................         --           --           **         (.02)          --
  Distributions in excess of net realized gain
     on investments to:
    Common shareholders ................................         --           --           --           --           **
    Preferred shareholders .............................         --           --           --           --           **
                                                          ---------    ---------    ---------    ---------    ---------
Total dividends and distributions ......................      (1.09)       (1.10)       (1.12)       (1.17)       (1.14)

                                                          ---------    ---------    ---------    ---------    ---------
Net asset value, end of year* ..........................  $   15.63    $   16.74    $   16.53   $    15.76      $ 16.11
                                                          =========    =========    =========    =========    =========
Market value, end of year* .............................  $   14.69    $   16.69    $   15.88   $    15.13      $ 14.63
                                                          =========    =========    =========    =========    =========
TOTAL INVESTMENT RETURN ................................     (6.96)%       10.76%       10.93%        9.60%       24.19%
                                                          =========    =========    =========    =========    =========
RATIOS TO AVERAGE NET ASSETS OF COMMON
  SHAREHOLDERS:
Expenses++ .............................................        .99%         .92%         .98%        1.03%        1.05%
Net investment income before preferred stock dividends++       7.13%        7.03%        7.26%        7.36%        7.54%
Preferred stock dividends                                      1.42%        1.51%        1.64%        1.70%        1.87%
Net investment income available to common shareholders .       5.71%        5.52%        5.62%        5.66%        5.67%
SUPPLEMENTAL DATA:
Average net assets of common shareholders
  (in thousands) .......................................   $183,111     $186,451     $179,797     $176,229     $172,037
Portfolio turnover .....................................          0%           0%           2%          10%          12%
Net assets of common shareholders,
  end of year (in thousands) ...........................   $175,961     $188,394     $186,066     $177,371     $181,380
Preferred stock outstanding (in thousands)                 $ 85,500     $ 85,500     $ 85,500     $ 85,500     $ 85,500
Asset coverage per share of preferred stock,
  end of year                                              $ 76,489     $ 80,121     $ 79,446     $ 76,894     $ 78,069

--------------
  * Net asset value and market value are published in BARRON'S on Saturday and the WALL STREET JOURNAL on Monday.
 ** Actual amount paid to preferred shareholders was $0.0003 and $0.00041 per common share for the years ended December 31, 1997 and 1995, respectively, and to common shareholders actual amount was $0.0011 and $0.0012 per common share for the years ended December 31, 1997 and 1995, respectively.
  + Total investment return is calculated assuming a purchase of common stock at the current market price on the first day and a sale at the current market price on the last day of each year reported. Dividends and distributions, are assumed for purposes of this calculation, to be reinvested at prices obtained under the Trust's dividend reinvestment plan. Total investment return does not reflect brokerage commissions.
 ++ Ratios are calculated on the basis of income and expenses applicable to both the common and preferred stock relative to the average net assets of common stockholders.

The information above represents the audited operating performance data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data for the years indicated. This information has been determined based upon financial information provided in the financial statements and market value data for Trust's shares.


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
THE BLACKROCK NEW YORK INSURED
MUNICIPAL 2008 TERM TRUST INC.
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

NOTE 1. ORGANIZATION & ACCOUNTING POLICIES

The BlackRock New York Insured Municipal 2008 Term Trust Inc. (the "Trust"), was organized in Maryland on August 7, 1992 as a non-diversified closed-end management investment company. The Trust's investment objective is to manage a portfolio of high quality securities that will return $15 per share to investors on or about December 31, 2008 while providing current income exempt from regular federal, New York State and New York City income taxes. The ability of issuers of debt securities held by the Trust to meet their obligations may be affected by economic developments in the state, a specific industry or region. No assurance can be given that the Trust's investment objective will be achieved.

   The following is a summary of significant accounting policies followed by the Trust.

SECURITIES VALUATION: Municipal securities (including commitments to purchase such securities on a "when-issued" basis) are valued on the basis of prices provided by dealers or pricing services approved by the Trust's Board of Directors. In determining the value of a particular security, pricing services may use certain information with respect to transactions in such securities, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining values. Any securities or other assets for which such current market quotations are not readily available are valued at fair value as determined in good faith under procedures established by and under the general supervision and responsibility of the Trust's Board of Directors.

   Short-term securities having a remaining maturity of 60 days or less are valued at amortized cost which approximates market value.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on the trade date. Realized and unrealized gains and losses are calculated on the identified cost basis. Interest income is recorded on the accrual basis and the Trust amortizes premium and accretes original issue discount on securities purchased using the interest method.

FEDERAL INCOME TAXES: It is the Trust's intention to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute sufficient net income to shareholders. For this reason and because substantially all of the Trust's gross income consists of tax-exempt interest, no Federal income tax provision is required.

DIVIDENDS AND DISTRIBUTIONS: The Trust declares and pays dividends and distributions to common shareholders monthly from net investment income, net realized short-term capital gains and other sources, if necessary. Net long-term capital gains, if any, in excess of loss carryforwards may be distributed annually. Dividends and distributions are recorded on the ex-dividend date. Dividends and distributions to preferred shareholders are accrued and determined as described in Note 4.

ESTIMATES: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.


NOTE 2. AGREEMENTS

The Trust has an Investment Advisory Agreement with BlackRock Financial Management, Inc. (the "Advisor"), a wholly-owned subsidiary of BlackRock Advisors, Inc., which is a wholly-owned subsidiary of BlackRock, Inc., which in turn is an indirect majority-owned subsidiary of PNC Bank Corp. The Trust has an Administration Agreement with Princeton Administrators, L.P. (the "Administrator"), an indirect wholly-owned affiliate of Merrill Lynch & Co., Inc.

   The investment advisory fee paid to the Advisor is computed weekly and payable monthly at an annual rate of 0.35% of the Trust's average weekly net investment assets. The administration fee paid to the Administrator is also computed weekly and payable monthly at an annual rate of 0.10% of the Trust's average weekly net investment assets.

   Pursuant to the agreements, the Advisor provides continuous supervision of the investment portfolio and pays the compensation of officers of the Trust who are affiliated persons of the Advisor. The Administrator pays occupancy and certain clerical and accounting costs of the Trust. The Trust bears all other costs and expenses.

NOTE 3. PORTFOLIO SECURITIES

There were no purchases and sales of investment securities, other than for short-term investments, for the year ended December 31, 1999.

   The federal income tax basis of the Trust's investments at December 31, 1999, was $243,577,064, and accordingly, gross and net unrealized appreciation was $13,834,272.

NOTE 4. CAPITAL

There are 200 million shares of $.01 par value common stock authorized. Of the 11,257,093 common shares outstanding at December 31, 1999, the Advisor owned 7,093 shares. As of December 31, 1999, there were 3,420 preferred shares outstanding as follows: Series F28-1,710 and Series F7-1,710.

   The Trust may classify or reclassify any unissued shares of common stock into one or more series of preferred stock. On November 23, 1992, the Trust reclassified 1,710 shares of common stock and issued 2 series of Auction Market Preferred Stock ("Preferred Stock") as follows: Series F28--855 shares, Series F7--855 shares. The Preferred Stock has a liquidation value of $25,000 per share plus any accumulated but unpaid dividends. On May 16, 1995 shareholders approved a proposal to split each share of the Trust's Auction Market Preferred Stock into two shares and simultaneously reduce each share's liquidation preference from $50,000 to $25,000 plus any accumulated but unpaid dividends. The stock split occurred on July 24, 1995.

   Dividends on Series F7 are cumulative at a rate which is reset every 7 days based on the results of an auction. Dividends on Series F28 are also cumulative at a rate which is reset every 28 days based on the results of an auction. Dividend rates ranged from 2.00% to 5.45% during the year ended December 31, 1999.

   The Trust may not declare dividends or make other distributions on shares of common stock or purchase any such shares if, at the time of the declaration, distribution or purchase, asset coverage with respect to the outstanding Preferred Stock would be less than 200%.

   The Preferred Stock is redeemable at the option of the Trust, in whole or in part, on any dividend payment date at $25,000 per share plus any accumulated or unpaid dividends whether or not declared. The Preferred Stock is also subject to mandatory redemption at $25,000 per share plus any accumulated or unpaid dividends, whether or not declared if certain requirements relating to the composition of the assets and liabilities of the Trust as set forth in the Articles of Incorporation are not satisfied.

   The holders of Preferred Stock have voting rights equal to the holders of common stock (one vote per share) and will vote together with holders of shares of common stock as a single class. However, holders of Preferred Stock are also entitled to elect two of the Trust's directors. In addition, the Investment Company Act of 1940 requires that along with approval by stockholders that might otherwise be required, the approval of the holders of a majority of any outstanding preferred stock, voting separately as a class would be required to
(a) adopt any plan of reorganization that would adversely affect the Preferred Stock, and (b) take any action requiring a vote of security holders, including, among other things, changes in the Trust's subclassification as a closed-end investment company or changes in its fundamental investment restrictions.

NOTE 5. DIVIDENDS

Subsequent to December 31, 1999, the Board of Directors of the Trust declared a dividend from undistributed earnings of $0.07125 per common share payable February 1, 2000 to shareholders of record on January 14, 2000.

   For the period January 1, 2000 to January 31, 2000, dividends declared on Preferred Stock totalled $303,364 in aggregate for the two outstanding Preferred Stock series.

NOTE 6. SUBSEQUENT EVENT
Subsequent to year end, event the Trust will be issuing 962 shares of Auction Rate Municipal Preferred Stock, series F7, at an aggregate offering price of $24,050,000. The liquidation preference of each share is $25,000 plus accumulated but unpaid dividends. The estimated net proceeds of the offering are $23,509,500 after payment of offering expenses and the underwriting discount. Except for the initial dividend rate and the length of the initial dividend period for the new preferred shares, the rights and preferences of the new preferred shares are the same as the Trust's outstanding series F7 preferred shares.

--------------------------------------------------------------------------------
          THE BLACKROCK NEW YORK INSURED MUNICIPAL 2008 TERM TRUST INC.
                         REPORT OF INDEPENDENT AUDITORS
--------------------------------------------------------------------------------

The Shareholders and Board of Directors of
The BlackRock New York Insured Municipal 2008 Term Trust Inc.:

We have audited the accompanying statement of assets and liabilities including the portfolio of investments, of The BlackRock New York Insured Municipal 2008 Term Trust Inc., as of December 31, 1999, and the related statement of operations for the year then ended, and the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 1999 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The BlackRock New York Insured Municipal 2008 Term Trust Inc. as of December 31, 1999, and the results of its operations, the changes in its net assets and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.







/s/ DELOITTE & TOUCHE LLP
-------------------------
Deloitte & Touche LLP

New York, New York
February 11, 2000

--------------------------------------------------------------------------------
          THE BLACKROCK NEW YORK INSURED MUNICIPAL 2008 TERM TRUST INC.
                                 TAX INFORMATION
--------------------------------------------------------------------------------

      We are required by the Internal Revenue Code to advise you within 60 days of the Trust's tax year end as to the federally tax-exempt interest dividends received by you during such fiscal year. Accordingly, we are advising you that all dividends paid by the Trust during the fiscal year were federally tax-exempt interest dividends.

--------------------------------------------------------------------------------
                            DIVIDEND REINVESTMENT PLAN
--------------------------------------------------------------------------------

      Pursuant to the Trust's Dividend Reinvestment Plan (the "Plan"), shareholders may elect to have all distributions of dividends and capital gains reinvested by State Street Bank and Trust Company (the "Plan Agent") in Trust shares pursuant to the plan. Shareholders who do not participate in the Plan will receive all distributions in cash paid by check in United States dollars mailed directly to the shareholders of record (or if the shares are held in street or other nominee name, then to the nominee) by the transfer agent, as dividend disbursing agent.

      The Plan Agent serves as agent for the shareholders in administering the Plan. After the Trust declares a dividend or determines to make a capital gain distribution, the Plan Agent will, as agent for the participants, receive the cash payment and use it to buy Trust shares in the open market on the New York Stock Exchange or elsewhere for the participants' accounts. The Trust will not issue any new shares under the Plan.

      Participants in the Plan may withdraw from the Plan upon written notice to the Plan Agent and will receive certificates for whole Trust shares and a cash payment for any fraction of a Trust share.

      The Plan Agent's fees for the handling of the reinvestment of dividends and distributions will be paid by the Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan
Agent's open market purchases in connection with the reinvestment of dividends and distributions. The automatic reinvestment of dividends and distributions will not relieve participants of any federal income tax that may be payable on such dividends or distributions.

      The Trust reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the change sent to all shareholders of the Trust at least 90 days before the record date for the dividend or distribution. The Plan also may be amended or terminated by the Plan Agent upon at least 90 days' written notice to all shareholders of the Trust. All correspondence concerning the Plan should be directed to the Plan Agent at (800) 699-1BFM. The address is on the front of this report.

--------------------------------------------------------------------------------
                             ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

      There have been no material changes in the Trust's investment objectives or policies that have not been approved by the shareholders or to its charter or by-laws or in the principal risk factors associated with investment in the Trust. There have been no changes in the persons who are primarily responsible for the day-to-day management of the Trust's portfolio.

      We have transitioned into Year 2000, and it is business as usual at BlackRock.

--------------------------------------------------------------------------------
          THE BLACKROCK NEW YORK INSURED MUNICIPAL 2008 TERM TRUST INC.
                               INVESTMENT SUMMARY
--------------------------------------------------------------------------------

THE TRUST'S INVESTMENT OBJECTIVE
The BlackRock New York Insured Municipal 2008 TermTrust's investment objective is to provide current income exempt from regular federal income tax, New York State and New YorkCity income tax, and to return$15 per share (the initial public offering price per share) to investors on or about December 31, 2008.

WHO MANAGES THE TRUST?
BlackRock Advisors, Inc. (the "Advisor") is an SEC-registered investment advisor. As of December 31, 1999, the Advisor and its affiliates (together, "BlackRock") managed $165 billion on behalf of taxable and tax-exempt clients worldwide. Strategies include fixed income, equity and cash and may incorporate both domestic and international securities. Domestic fixed income strategies utilize the government, mortgage, corporate and municipal bond sectors. BlackRock manages twenty-two closed end funds that are traded on either the New York or American stock exchanges, and a $27 billion family of open-end funds. BlackRock manages over 580 accounts, domiciled in the United States and overseas.

WHAT CAN THE TRUST INVEST IN?
The Trust intends to invest at least 80% of total assets in a portfolio of New York municipal obligations insured as to the timely payment of both principal and interest. The Trust may invest up to 20% of total assets in uninsured New York municipal obligations were rated Aaa by Moody's or AAA by S&P or are determined by the Advisor to be of comparable credit quality (guaranteed, escrowed or backed in trust).

WHAT IS THE ADVISOR'S INVESTMENT STRATEGY?
The Advisor will seek to meet the Trust's investment objective by managing the assets of the Trust so as to return the initial offering price ($15 per share) at maturity. The Advisor will implement a conservative strategy that will seek to closely match the maturity of the assets of the portfolio with the future return of the initial investment at the end of 2008. At the Trust's termination, BlackRock expects that the value of the securities which have matured, combined with the value of the securities that are sold, if any, will be sufficient to return the initial offering price to investors. On a continuous basis, the Trust will seek its objective by actively managing its portfolio of New York municipal obligations and retaining a small amount of income each year.

In addition to seeking the return of the initial offering price, the Advisor also seeks to provide current income exempt from federal income tax New York State and New YorkCity income tax to investors. The portfolio managers will attempt to achieve this objective by investing in securities that provide competitive income. In addition, leverage will be used to enhance the income of the portfolio. In order to maintain competitive yields as the Trust approaches maturity and depending on market conditions, the Advisor will attempt to purchase securities with call protection or maturities as close to the Trust's maturity date as possible. Securities with call protection should provide the portfolio with some degree of protection against reinvestment risk during times of lower prevailing interest rates. Since the Trust's primary goal is to return the initial offering price at maturity, any cash that the Trust receives prior to its maturity date will be reinvested in securities with maturities which coincide with the remaining term of the Trust. Since shorter-term securities typically yield less than longer-term security this strategy will likely result in a decline in the Trust's income over time. It is important to note that the Trust will be managed so as to preserve the integrity of the return of the initial offering price. If market conditions, such as high interest rate volatility, force a choice between current income and risking the return of the initial offering price, it is likely that the return of the initial offering price will be emphasized.

HOW ARE THE TRUST'S SHARES PURCHASED AND SOLD?
DOES THE TRUST PAY DIVIDENDS REGULARLY?

The Trust's shares are traded on the New York Stock Exchange which provides investors with liquidity on a daily basis. Orders to buy or sell shares of the Trust must be placed through a registered broker or financial advisor. The Trust pays monthly dividends which are typically paid on the first business day of the month. For shares held in the shareholder's name, dividends may be reinvested in additional shares of the Trust through the Trust's transfer agent, State Street Bank and Trust Company. Investors who wish to hold shares in a brokerage account should check with their financial advisor to determine whether their brokerage firm offers dividend reinvestment services.

LEVERAGE CONSIDERATIONS IN A TERM TRUST
Under current market conditions, leverage increases the income earned by the Trust. The Trust employs leverage primarily through the issuance of preferred stock. Leverage permits the Trust to borrow money at short-term rates and reinvest that money in longer-term assets which typically offer higher interest rates. The difference between the cost of the borrowed funds and the income earned on the proceeds that are invested in longer term assets is the benefit to the Trust from leverage.

Leverage also increases the duration (or price volatility of the net assets) of the Trust, which can improve the performance of the Trust in a declining rate environment, but can cause net assets to decline faster than the market in a rapidly rising rate environment. The Advisor's portfolio managers continuously monitor and regularly review the Trust's use of leverage and the Trust may reduce, or unwind, the amount of leverage employed should the Advisor consider that reduction to be in the best interests of the shareholders.

SPECIAL CONSIDERATIONS AND RISK FACTORS RELEVANT TO TERM TRUSTS
THE TRUST IS INTENDED TO BE A LONG-TERM INVESTMENT AND IS NOT A SHORT-TERM TRADING VEHICLE.

RETURN OF INITIAL INVESTMENT. Although the objective of the Trust is to return its initial offering price upon termination, there can be no assurance that this objective will be achieved.

DIVIDEND CONSIDERATIONS. The income and dividends paid by the Trust are likely to decline to some extent over the term of the Trust due to the anticipated shortening of the dollar-weighted average maturity of the Trust's assets.

LEVERAGE. The Trust utilizes leverage through the issuance of preferred stock which involves special risks. The Trust's net asset value and market value may be more volatile due to its use of leverage.

MARKET PRICE OF SHARES. The shares of closed-end investment companies such as the Trust trade on the New York Stock Exchange (NYSE symbol: BLN) and as such are subject to supply and demand influences. As a result, shares may trade at a discount or a premium to their net asset value.

ILLIQUID SECURITIES. The Trust may invest in securities that are illiquid, although under current market conditions the Trust expects to do so to only a limited extent. These securities involve special risks.

ANTITAKEOVER PROVISIONS. Certain antitakeover provisions will make a change in the Trust's business or management more difficult without the approval of the Trust's Board of Directors and may have the effect of depriving shareholders of an opportunity to sell their shares at a premium above the prevailing market price.

MUNICIPAL OBLIGATIONS. Municipal obligations include debt obligations issued by states, cities, and local authorities, and possessions and certain territories of the United States to obtain funds for various public purposes, including the construction of public facilities, the refinancing of outstanding obligations and the obtaining of funds for general operating expenses and for loans to other public institutions and facilities. The value of municipal debt securities generally varies inversely with changes in prevailing market interest rates. Depending on the amount of call protection that the securities in the Trust have, the Trust may be subject to certain reinvestment risks in environments of declining interest rates.

ALTERNATIVE MINIMUM TAX (AMT). The Trust may invest in securities subject to AMT. The Trust currently holds no securities that are subject to AMT.

--------------------------------------------------------------------------------
          THE BLACKROCK NEW YORK INSURED MUNICIPAL 2008 TERM TRUST INC.
                                    GLOSSARY
--------------------------------------------------------------------------------

CLOSED-END FUND:                    Investment  vehicle which initially offers a
                                    fixed number of shares and trades on a stock exchange. The fund invests in a portfolio of securities in accordance with its stated investment objectives and policies.

DISCOUNT:                           When a fund's  net  asset  value is  greater
                                    than its stock price the fund is said to be trading at a discount.

DIVIDEND:                           Income   generated   by   securities   in  a
                                    portfolio and  distributed  to  shareholders
                                    after the deduction of expenses.  This Trust
                                    declares   and  pays   dividends  to  common
                                    shareholders on a monthly basis.

DIVIDEND REINVESTMENT:              Shareholders  may  have  all  dividends  and
                                    distributions of capital gains automatically reinvested into additional shares of a fund.

MARKET PRICE:                       Price per share of a security trading in the
                                    secondary market. For a closed-end fund, this is the price at which one share of the fund trades on the stock exchange. If you were to buy or sell shares, you would pay or receive the market price.

NET ASSET VALUE (NAV):              Net asset value is the total market value of
                                    all  securities and other assets held by the
                                    Trust,    plus   income   accrued   on   its
                                    investments, minus any liabilities including
                                    accrued  expenses,   divided  by  the  total
                                    number of outstanding shares. It is the underlying value of a single share on a given day. Net asset value for the Trust is calculated weekly and published in BARRON'S
                                    ON SATURDAY  AND THE WALL STREET  JOURNAL on
                                    Monday.

PREMIUM: When a fund's stock price is greater than its net asset value, the fund is said to be trading at a premium.

PRE-REFUNDED BONDS:                 These securities are  collateralized by U.S.
                                    Government securities which are held in escrow and are used to pay principal and interest on the tax exempt issue and retire the bond in full at the date indicated, typically at a premium to par.

--------------------------------------------------------------------------------
                            BLACKROCK ADVISORS, INC.
                           SUMMARY OF CLOSED-END FUNDS
--------------------------------------------------------------------------------


TAXABLE TRUSTS
------------------------------------------------------------------------------------------


                                                                     STOCK       MATURITY
PERPETUAL TRUSTS                                                     SYMBOL        DATE
                                                                     ------     ---------
The BlackRock Income Trust Inc.                                       BKT           N/A
The BlackRock North American Government Income Trust Inc.             BNA           N/A
The BlackRock High Yield Trust                                        BHY           N/A

TERM TRUSTS
The BlackRock Target Term Trust Inc.                                  BTT          12/00
The BlackRock 2001 Term Trust Inc.                                    BTM          06/01
The BlackRock Strategic Term Trust Inc.                               BGT          12/02
The BlackRock Investment Quality Term Trust Inc.                      BQT          12/04
The BlackRock Advantage Term Trust Inc.                               BAT          12/05
The BlackRock Broad Investment Grade 2009 Term Trust Inc.             BCT          12/09


TAX-EXEMPT TRUSTS
------------------------------------------------------------------------------------------


                                                                     STOCK       MATURITY
PERPETUAL TRUSTS                                                     SYMBOL        DATE
                                                                     ------     ---------
The BlackRock Investment Quality Municipal Trust Inc.                  BKN           N/A
The BlackRock California Investment Quality Municipal Trust Inc.       RAA           N/A
The BlackRock Florida Investment Quality Municipal Trust               RFA           N/A
The BlackRock New Jersey Investment Quality Municipal Trust Inc.       RNJ           N/A
The BlackRock New York Investment Quality Municipal Trust Inc.         RNY           N/A
The Blackrock Pennsylvania Strategic Municipal Trust                   BPS           N/A
The Blackrock Strategic Municipal Trust                                BSD           N/A

TERM TRUSTS
The BlackRock Municipal Target Term Trust Inc.                         BMN          12/06
The BlackRock Insured Municipal 2008 Term Trust Inc.                   BRM          12/08
The BlackRock California Insured Municipal 2008 Term Trust Inc.        BFC          12/08
The BlackRock Florida Insured Municipal 2008 Term Trust                BRF          12/08
The BlackRock New York Insured Municipal 2008 Term Trust Inc.          BLN          12/08
The BlackRock Insured Municipal Term Trust Inc.                        BMT          12/10


                  IF YOU WOULD LIKE FURTHER INFORMATION PLEASE
                   CALL BLACKROCK AT (800) 227-7BFM (7236) OR
                      CONSULT WITH YOUR FINANCIAL ADVISOR.

--------------------------------------------------------------------------------
                            BLACKROCK ADVISORS, INC.
                                   AN OVERVIEW
--------------------------------------------------------------------------------

      BlackRock Advisors, Inc. (the "Advisor") is an SEC-registered investment advisor. As of December 31, 1999, the Advisor and its affiliates (together, "BlackRock") currently managed $165 billion on behalf of taxable and tax-exempt clients worldwide. Strategies include fixed income, equity and cash and may incorporate both domestic and international securities. BlackRock manages twenty-two closed-end funds that are traded on either the New York or American stock exchanges, and a $27 billion family of open-end funds. BlackRock manages over 580 accounts, domiciled in the United States and overseas.

      BlackRock's fixed income product was introduced in 1988 by a team of highly seasoned fixed income professionals. These professionals had extensive experience creating, analyzing and trading a variety of fixed income instruments, including the most complex structured securities. In fact, several individuals at BlackRock were responsible for developing many of the major innovations in the mortgage-backed and asset-backed securities markets, including the creation of the first CMO, the floating rate CMO, the senior/subordinated pass-through and the multi-class asset-backed security.

      BlackRock is unique among asset management and advisory firms in the emphasis it places on the development of proprietary analytical capabilities. Over one quarter of the firm's professionals is dedicated to the design, maintenance and use of these systems, which are not otherwise available to investors. BlackRock's proprietary analytical tools are used for evaluating, and designing fixed income investment strategies for client portfolios. Securities purchased include mortgages, corporate bonds, municipal bonds and a variety of hedging instruments.

      BlackRock has developed investment products that respond to investors' needs and has been responsible for several major innovations in closed-end funds. In fact, BlackRock introduced the first closed-end mortgage fund, the first taxable and tax-exempt closed-end funds to offer a finite term, the first closed-end fund to achieve a AAA rating by Standard & Poor's, and the first closed-end fund to invest primarily in North American Government securities. Currently, BlackRock's closed-end funds have dividend reinvestment plans, which are designed to provide ongoing demand for the stock in the secondary market. BlackRock manages a wide range of investment vehicles, each having specific investment objectives and policies.

      In view of our continued desire to provide a high level of service to all our shareholders, BlackRock maintains a toll-free number for your questions. The number is (800) 227-7BFM (7236). We encourage you to call us with any questions that you may have about your BlackRock funds and we thank you for the continued trust that you place in our abilities.





                      IF YOU WOULD LIKE FURTHER INFORMATION
           PLEASE DO NOT HESITATE TO CALL BLACKROCK AT (800) 227-7BFM

[GRAPHIC]
DIRECTORS
Laurence D. Fink, CHAIRMAN
Andrew F. Brimmer
Richard E. Cavanagh
Kent Dixon
Frank J. Fabozzi
James Clayburn La Force, Jr.
Walter F. Mondale
Ralph L. Schlosstein

OFFICERS
Ralph L. Schlosstein, PRESIDENT
Keith T. Anderson, VICE PRESIDENT
Michael C. Huebsch, VICE PRESIDENT
Robert S. Kapito, VICE PRESIDENT
Kevin M. Klingert, VICE PRESIDENT
Richard M. Shea, VICE PRESIDENT/TAX
Henry Gabbay, TREASURER
James Kong, ASSISTANT TREASURER
Karen H. Sabath, SECRETARY

INVESTMENT ADVISOR
BlackRock Advisors, Inc.
400 Bellevue Parkway
Wilmington, DE 19809
(800) 227-7BFM

ADMINISTRATOR
Princeton Administrators, L.P.
P.O. Box 9095
Princeton, NJ08543-9095
(800) 543-6217

CUSTODIAN AND TRANSFER AGENT
State Street Bank and Trust Company
One Heritage Drive
North  Quincy,  MA 02171 (800)  699-1BFM

AUCTION  AGENT
Deutsche Bank 4 Albany
Street New York, NY 10006

INDEPENDENT  AUDITORS
Deloitte & Touche LLP
Two World Financial Center
New York, NY 10281-1434

LEGAL COUNSEL
Skadden, Arps, Slate, Meagher & Flom LLP
Four Times Square
New York, NY 10036

                   This report is for shareholder information.
                       This is not a prospectus intended
               for use in the purchase or sale of any securities.

                         THE BLACKROCK NEW YORK INSURED
                         MUNICIPAL 2008 TERM TRUST INC.
                       c/o Princeton Administrators, L.P.
                                  P.O. Box 9095
                            Princeton, NJ 08543-9095
                                 (800) 543-6217




THE BLACKROCK
NEW YORK INSURED
MUNICIPAL 2008
TERM TRUST INC.
--------------------------------------------------------------------------------
ANNUAL REPORT
DECEMBER 31, 1999

                                                                     092476-10-5
                                                                     092476-20-4
                                                                     092476-30-3
                                                                     092476-40-2

[GRAPHIC] Printed on recycled paper